UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 8, 2009

thinkorswim Group Inc.

(formerly known as Investools Inc.)

(Exact name of registrant as specified in its charter)

Delaware	000-52012	76-0685039
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

45 Rockefeller Plaza, Suite 2012, New York, NY		10111
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (801) 816-6918

Not applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 8, 2009, the Company and TD AMERITRADE Holding Corporation announced in a press release that they have entered into a definitive agreement and plan of merger for TD AMERITRADE to acquire the Company for a combination of cash and shares of TD AMERITRADE common stock.  At closing, each share of the Company’s common stock will be exchanged for $3.34 in cash and 0.3980 of a TD AMERITRADE share.  The news release regarding the merger is contained in Item 9.01 as Exhibit 99.1 and is incorporated in this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title

99.1	Press Release issued on January 8, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

thinkorswim Group Inc.

January 8, 2009	By:	/s/ Ida K. Kane

Name: Ida K. Kane
Title: Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title

99.1	Press Release issued on January 8, 2009.